39. Construction works - San Miguel and San Martín Transformer Centers	12 Months Ended
Dec. 31, 2017
Construction Works - San Miguel And San Martn Transformer Centers
Construction works - San Miguel and San Martín Transformer Centers

During 2015, the Company carried out construction works of a 7.3 km-long electrical transmission line consisting of four 13.2 kV lines in trefoil formation to link Rotonda Substation with San Miguel Transformer Center, owned by ENARSA, necessary for the provision of electric power generation services; and a 6.2 km-long electrical transmission line consisting of a 13.2 kV line in trefoil formation to link Rotonda Substation with San Martín Transformer Center, owned by ENARSA.

The works, whose ownership was assigned to the Company, were carried out by the Company with the contributions made by ENARSA. As of December 31, 2017, the Company continues to recognize liabilities for this concept in the Deferred revenue account for $ 0.50 millon.